Exhibit 10.1

AMENDMENT NUMBER NINE TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT

This AMENDMENT NUMBER NINE TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT (this “Amendment”), dated as of January 23, 2017, is entered into by and among Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association (“Lender”), on the one hand, and Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc. (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”) on the other hand, with reference to the following facts:

A.     Borrowers and Lender previously entered into that certain Amended and Restated Business Financing Agreement, dated as of July 25, 2014, as amended by that certain Amendment Number One to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of December 31, 2014, that certain Amendment Number Two to Amended and Restated Business Financing Agreement, dated as of March 11, 2015, that certain Amendment Number Three to Amended and Restated Business Financing Agreement, dated as of June 5, 2015, that certain Amendment Number Four to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of November 13, 2015, that certain Amendment Number Five to Amended and Restated Business Financing Agreement, dated as of February 3, 2016, that certain Amendment Number Six to Amended and Restated Business Financing Agreement, dated as of March 18, 2016, that certain Amendment Number Seven to Amended and Restated Business Financing Agreement, dated as of April 20, 2016, and that certain Amendment Number Eight to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of September 23, 2016 (as so amended, the “Agreement”);

B.     Borrowers have requested that Lender make certain amendments to the Agreement, including but not limited to increasing the Cash-Secured Credit Limit II to $4,000,000;

C.     Lender has agreed with such requests, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.     Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.     Amendment to Section 12.1.

(a)     Section 12.1 of the Agreement is hereby amended to amend and restate the following definitions in their entirety as follows:

“Cash Collateral II” means the sum of $4,000,000 plus an amount equal to 90 days Finance Charge with respect to the Cash-Secured Advances II (assuming that the full amount of Cash-Secured Advances II available hereunder are outstanding at all times) in cash collateral in which ALIMCO has granted to Lender a first priority perfected security interest to secure the Cash-Secured Advances II and all other Obligations

“Cash-Secured Credit Limit II” means $4,000,000, which is intended to be the maximum amount of Cash-Secured Advances II at any time outstanding.

“Credit Limit” means $13,000,000, which is intended to be the maximum amount of Advances at any time outstanding.

(b)     Section 12.1 of the Agreement is hereby amended to add the following new definition in alphabetical order:

“ALIMCO” means ALIMCO Financial Corporation, a Delaware corporation, f/k/a/ Alliance Semiconductor Corporation.

(c)     Section 12.1 of the Agreement is hereby amended to delete the definition of “Alliance” set forth therein.

3.     Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Lender:

(a)     Lender shall have received this Amendment, duly executed by Borrowers;

(b)     Lender shall have received (i) an Acknowledgment and Agreement of Guarantor, duly executed by each Guarantor, and (ii) the Second Amended and Restated Limited Guaranty and Amended and Restated Collateral Pledge Agreement, duly executed by ALIMCO;

(c)     Lender shall have received the Acknowledgment and Agreement of Subordinate Creditors, duly executed by Lloyd I. Miller, III, Milfam II L.P., and Lloyd I. Miller Trust A-4, and ALIMCO (“Subordinate Creditors”);

(d)     Lender shall have received additional cash in account number 0102094349 to cause the aggregate amount of Cash Collateral II deposited by ALIMCO with Lender to equal $4,000,000.00 plus an amount equal to 90 Days Finance Charge with respect to the Cash-Secured Advances II (assuming that the full amount of Cash-Secured Advances II available under the Agreement are outstanding at all times);

(e)     No Event of Default or Default shall have occurred and be continuing; and

(f)     All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement).

4.     Representations and Warranties. In order to induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender that:

(a)     No Event of Default or Default is continuing;

(b)     All of the representations and warranties set forth herein and in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

(c)     This Amendment has been duly executed and delivered by Borrowers, and the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

5.     Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.     Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

7.     No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Lender and whether or not existing on the date of this Amendment.

8.     Release.

(a)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor singing the Acknowledgment and Agreement of Subordinating Creditor, hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, each certify that it has read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(b)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if it should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this release but which it does not know exist, and which, if known, would materially affect its decision to execute this Agreement, regardless of whether its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

9.     Reaffirmation of the Agreement. The Agreement as amended hereby remains in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

DETERMINE INC., a Delaware corporation By /s/ John K. Nolan Name: John K. Nolan Title: Chief Financial Officer

DETERMINE SOURCING INC., a Delaware corporation By /s/ John K. Nolan Name: John K. Nolan Title: Chief Financial Officer

Amendment Number Nine to Amended and Restated Business Financing Agreement

WESTERN ALLIANCE BANK, an Arizona corporation By /s/ Josh Converse Name: Josh Converse Title: SVP

Amendment Number Nine to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

MILFAM II L.P., a Georgia limited partnership

By MILFAM LLC, an Ohio limited liability company Its General Partner

/s/ Lloyd Miller, III By: Lloyd Miller, III Title: Manager

Amendment Number Nine to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

/s/ Lloyd Miller, III Lloyd Miller, III

Amendment Number Nine to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

ALIMCO FINANCIAL CORPORATION f/k/a ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation

By: /s/ Alan B. Howe Name: Alan B. Howe Title: CEO

Amendment Number Nine to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATE CREDITORS

The undersigned, each a subordinate creditor of the indebtedness of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), owing to, Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Second Amended and Restated Subordination Agreement, dated as of December 27, 2016 (the “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Subordination Agreement; and (iv) acknowledges that Lender may, subject to the terms of the Subordination Agreement, amend, restate, extend, renew or otherwise modify the Loan Documents between Borrowers and Lender, and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Subordination Agreement for all of Borrowers’ present and future indebtedness to Lender.

/s/ Lloyd Miller, III Lloyd Miller, III

ALIMCO FINANCIAL CORPORATION f/k/a ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation By: /s/ Alan B. Howe Name: Alan B. Howe Title: CEO

MILFAM II L.P.

By: MILFAM LLC

Its: General Partner

By:   /s/ Lloyd Miller, III

Name: Lloyd I. Miller, III

Title: Manager

LLOYD I. MILLER TRUST A-4

By: MILFAM LLC

Its: Investment Advisor

By:   /s/ Lloyd Miller, III

Name: Lloyd I. Miller, III

Title: Manager

Amendment Number Nine to Amended and Restated Business Financing Agreement